Exhibit 10.2

  TIME SHARING AGREEMENT

This

Time

Sharing

Agreement

(the

“
Agreement
”)

is

entered

into

as

of

the

last

date

set
forth

under

the

signatures

of

the

parties,

by

and

between
_____________
,

with

offices

at
_____________

(“
Lessor
”),

and
_____________
,

with

a

business

address

of
_____________
(“ Lessee ”).

  RECITALS

WHEREAS _____________   (“ Owner
”)

is

the

registered

owner

of

the

aircraft
(“ Aircraft ”) listed on Exhibit B

attached hereto; and

WHEREAS, Lessee desires to lease said Aircraft with flight crew from

Lessor pursuant to
this Agreement

on a

non-exclusive time-sharing

basis as

defined in

14 C.F.R.

§ 91.501(c)(1)

of
the Federal Aviation Regulations (“ FAR
”);

The parties agree as follows:

1.
Provision of

Aircraft; Term
. Lessor

agrees to

lease the

Aircraft to

Lessee pursuant
to the provisions of 14 C.F.R. § 91.501(c)(1) and, in accordance with Section 7 hereof, to provide a fully qualified flight crew for all

operations. This Agreement shall commence on

the date hereof
(the “ Effective Date
”), and continue

for the remaining

portion of the

Calendar Year

(“
Calendar
Year
” being defined as

the period beginning January

1
st

of each year

and ending December 31
st

of
the

same

year).

Thereafter,

this

Agreement

shall

automatically

renew

on

January

1
st

of

each
subsequent Calendar

Year,

unless and

until terminated

pursuant to

the terms

of this

Agreement.
Except as otherwise provided in Section 9, either party may at any time terminate this Agreement upon ten (10) business days’

written notice to the other party.

2. Reimbursement
.

Lessee

shall

pay

Lessor

for

each

flight

conducted

under

this
Agreement

(including

all

applicable

“deadhead”

positioning

flights)

as

agreed

by

Lessor

and
Lessee, but NOT MORE THAN

the amount authorized by 14 C.F.R.

§ 91.501(d). The expenses
authorized by 14 C.F.R. § 91.501(d) include:

(a)   Fuel, oil, lubricants, and other additives;

(b)
Travel expenses of the crew,

including food, lodging and ground

      transportation;

(c)   Hangar and tie down costs away from the Aircraft’s base of operation;

(d)   Insurance obtained for the specific flight;

(e)   Landing fees, airport taxes, and similar assessments;

Exhibit 10.2

(f)   Customs, foreign permit, and similar fees directly related to the flight;

(g)   In - flight food and beverages;

(h)   Passenger ground transportation;

(i)   Flight planning and weather contract services; and

(j)
An additional charge equal to

100% of the expenses

listed in
subsection   (a)
of this Section 2.

3. Expenses; Invoicing; Taxes
. Lessor will pay all expenses related to the

operation
of the Aircraft when

incurred and will

provide an invoice

to Lessee for the

expenses enumerated
in Section

2 as

well as

all applicable

FET and

any other

applicable Taxes (as such

terms are

defined
herein),

and Lessee

shall pay

to Lessor

all such

invoiced amounts

upon Lessee’s

receipt of

such
invoices, all in accordance with Lessor’s internal procedures.

Except

as

may

otherwise

be

specifically

provided

in
14

C.F.R.

§
91.501 , but
notwithstanding anything else to the

contrary herein, and whether or not

such Taxes

are invoiced
to

Lessee

in

accordance

with

this

Section

3,

Lessee

shall

be

responsible

for,

and

agrees

to
indemnify,

defend,

and

hold

Lessor

harmless

from

and

against,

and

shall

pay

to

Lessor

in
accordance with this Section 3

(or, in all other cases, to

the applicable authority when

due) the full
amount of any

and all

FET (as defined

herein), sales,

use, retail, excise,

value added

tax (VAT),
or other taxes, fees, duties, claims, or charges of

any and every kind or nature whatsoever as well
as any penalties, interest and

attorneys’ fees relating thereto that

are or may be assessed,

levied, or
imposed by any federal, foreign, national, state, county, district, city, local, or other governmental authority

or

jurisdiction

or

airport

as

a

result

of

this

Agreement

and/or

any

flights

conducted
pursuant to

this Agreement.

Without

limiting the

generality of

the foregoing,

Lessor and

Lessee
specifically acknowledge that

all flights under

this Agreement shall

be subject to

commercial air
transportation excise taxes pursuant to 26 U.S. Code § 4261 (any and all such taxes, “ FET ”)
.

The

indemnities

and

Lessee’s

obligations

set

forth

in

this

Section

3

shall

survive

the
termination of this Agreement.

4.
Flight

Requests
.

Lessee

will

provide

Lessor

with

requests

for

flight

time

and
proposed flight schedules in

accordance with Lessor’s internal

procedures and as

far in advance of
any given

flight as

possible. Requests

for flight

time shall

be in

a form,

whether written

or oral,
mutually convenient to,

and agreed upon

by the

parties and in

accordance with

Lessor’s internal
procedures.

5.

Flight

Scheduling
.

Lessor

shall

have

final

authority

over

the

scheduling

of

the
Aircraft, provided that

Lessor will

use reasonable

efforts to

accommodate Lessee’s

needs and

to
avoid conflicts in scheduling, consistent

with Lessor’s (and any other

operator and/or lessee of

the
Aircraft’s)

use

of

the

Aircraft

and

as

permitted

by

(and subject

to

the

requirements

of)

Owner.

Exhibit 10.2

Lessor shall have no obligation under this Agreement to arrange for or to provide air travel in the
event that the Aircraft

is unavailable to satisfy

Lessee’s requests

for flight time

for any reason or
if Owner otherwise does not consent to such use.

6.

Aircraft

Maintenance
.

Lessor

shall

be

solely

responsible

for

securing

repairs,
maintenance,

preventive

maintenance

and

required

or

otherwise

necessary

inspections

of

the
Aircraft, and

shall take

such requirements

into account

in scheduling

the Aircraft.

No repair, period
of

maintenance,

preventive

maintenance,

or

inspection

shall

be

delayed

or

postponed

for

the
purpose

of

scheduling

the

Aircraft,

unless

said

repair,

maintenance, or

inspection

can be

safely
conducted at

a later

time in

compliance with

all applicable

laws and

regulations, and

within the
sound discretion of the pilot in command.

7. Flight Crew
. Lessor shall provide to

Lessee a qualified flight crew for

each flight
undertaken under this Agreement.

8.
Operational

Authority
.

In

accordance

with

the

applicable

FARs,

the

qualified
flight crew

provided by

Lessor will

exercise all

of its

duties and

responsibilities in

regard to

the
safety of

each flight conducted

hereunder. Lessee specifically agrees

that the flight

crew, in its sole
discretion, may terminate any flight, refuse to commence any flight, or take other action which in the considered judgment of the

pilot in command is necessitated

by considerations of safety.

The
pilot

in

command

shall

have

final

and

complete

authority

to

delay

or

cancel

any

flight

for

any
reason or

condition

which

in

his judgment

would compromise

the

safety of

the

flight.

No

such
action

of

the

pilot

in

command

shall

create

or

support

any

liability

for

loss,

injury,

damage, or
delay to

Lessee or

any other

person. The

parties further

agree that

Lessor shall

not be

liable for
delay or failure

to furnish

the Aircraft and

crew pursuant to

this Agreement when

such failure is
caused by the demands of the Lessor’s

(or any other operator or lessee of the

Aircraft’s) business
operations

requiring

use

of

the

Aircraft,

actions

or

inactions

(including

the

withdrawal

or
withholding

of,

or

refusal

to

provide,

consent)

of

Owner,

government

regulation

or

authority,
mechanical difficulty,

war, civil commotion,

strikes or labor disputes, weather conditions, acts

of
God, or any other cause or occurrence beyond Lessor’s reasonable control.

9. Insurance
. At

all times

during the

term of

this Agreement,

Lessor shall

maintain
the following insurance coverages from insurance carriers acceptable to Lessee:

(a)   Aircr
aft Physical

Damage insurance in

an amount

at least equal

to the fair
market value of the Aircraft; and

(b)
Aircraft

Liability

Insurance
–
Combined

Single

Limit

Bodily

Injury

and
Property

Damage,

Including

Passengers,

of

at

least

$100,000,000

for

each
occurrence.

Such coverage shall:

i.

Be

primary,

non-contributing

with

any

insurance

maintained

by
Lessee;

ii.

Name Lessee and his guests as additional insureds;

Exhibit 10.2

iii.

Expressly waive subrogation against Lessee; and

iv.

Provide at

least thirty

(30) days

advance written

notice to

Lessee of
any material changes, cancellation, or non-renewal.

If

requested

in

writing

by

Lessee,

Lessor

shall

furnish

Lessee

with

duly

executed
certificates

evidencing

all

required

insurance

coverages,

limits

and

requirements,

together

with
satisfactory evidence

of the

premium payment.

Lessee retains

the right

to terminate

this Agreement
immediately if Lessor fails to

provide adequate and proper evidence of required

insurance within
a reasonable time after Lessee’s written request for such evidence.

Lessor shall also bear the

cost of paying any deductible amount

on any policy of insurance
in the event of a claim or loss.

Each liability

policy shall

be primary

without right

of contribution

from any

other insurance
which is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the

limits of

liability,

shall operate

in the

same manner

as if

there were

a separate

policy
covering each insured.

10. Lessee Warranties . Lessee warrants that:

(a)   Lesse
e

will

use

the

Aircraft

for

and

on

account

of

Lessee

and

Lessee’s
guests’

personal

travel

needs

and

will

not

use

the

Aircraft

for

the

purpose

of

providing
transportation of passengers or cargo in air commerce for compensation or hire; and

(b)   Lessee will
refrain from incurring any mechanics

or other lien and shall

not
attempt

to

convey,

mortgage,

assign

or

lease

the

Aircraft

or

create

any

kind

of

lien

or

security
interest involving the Aircraft or

do anything or take any

action that might mature into

such a lien.

The terms of this Section 10 shall survive the termination of this Agreement.

11. Lessor Indemnity . Lessor hereby indemnifies Lessee and agrees to hold harmless
Lessee from and against

any liabilities, obligations, losses

(excluding loss of anticipated

profits),
damages,

claims,

actions,

suits,

costs,

expenses

and

disbursements

(“Losses”)

imposed

on,
incurred

by

or

asserted

against

Lessee

arising

out

of

or

resulting

from

the

ownership,

lease,
maintenance, repair,

possession, use,

operation,

condition, or

other disposition

or application

of
the

Aircraft.

Lessor’s

obligation

to

indemnify

Lessee

under

this

Section

11

shall

not,

however,
extend to any Loss (i)

resulting from the willful misconduct or

gross negligence of Lessee, (ii) to
the

extent

such

Loss

is

a

direct

result

of

any

failure

of

Lessee

to

comply

with

any

covenants
required to be performed

or observed by him

under this Agreement, or

(iii) to the extent such

Loss
is a

direct result

of any

breach by

Lessee of

any of

Lessee’s warranties or

representations contained
in this Agreement.

Exhibit 10.2

12. Lessee Indemnity . Lessee hereby indemnifies Lessor and agrees to hold harmless
Lessor from and against any Losses imposed on, incurred by or asserted against Lessor (i) arising out of or

resulting from

the willful misconduct

or gross

negligence of

Lessee, (ii) to

the extent

such
Loss

is

a

direct

result

of

any

failure

of

Lessee

to

comply

with

any

covenants

required

to

be
performed or observed

by him,

or (iii) to

the extent

such Loss is

a direct result

of any breach

by
Lessee of any of Lessee’s warranties or representations contained in this Agreement.

13.
Permanent Base

of Operations
. For

purposes of

this Agreement,

the permanent
base of operation of the Aircraft shall be in __________.

14.
No

Assignment;

Successors

and

Assigns;

Entire

Agreement
.
Neither

this
Agreement nor any party’s

interest herein shall be

assignable.

This Agreement shall inure

to the
benefit

of

and

be

binding

upon

the

parties

hereto,

their

representatives

and

successors.

This
Agreement

constitutes

the

entire

understanding

between

Lessor

and

Lessee,

and

any

change

or
modification must be in writing and signed by both of Lessor and Lessee.

15.

No Joint Venture
.

Nothing herein shall be construed to create a partnership, joint venture, franchise, or any relationship of principal and agent between Lessor and Lessee.

16. Amendments; Waivers
. This Agreement

shall not be modified

or amended except
by an

instrument in

writing signed

by authorized

representatives of

Lessor and

Lessee. Waivers
shall not

be effective

except in

writing signed

by an

authorized representative

of the

party to

be
bound.

17.

Notices
.

All

communications

and

notices

provided

for

herein

shall

be

in

writing
and shall become effective when delivered by

electronic mail transmission or by Federal Express
or other overnight

courier or four

(4) days following

deposit in the

United States mail,

with correct
postage for first-class mail prepaid, addressed to Lessor or

Lessee at their respective addresses set
forth under

their signatures

below,

or else

as otherwise

directed by

the other

party from

time to
time in writing.

18.

Applicable Law;

Counterparts
. This

Agreement is

entered into

under,

and is

to
be construed in accordance with, the laws of Texas and the applicable FAR.

This Agreement may
be

executed

by

the

parties

by

digital

signature

or

electronic

or

facsimile

transmission

in
counterparts,

each

of

which,

when

duly

executed,

whether

by

digital

signature

or

electronic

or
facsimile transmission, shall constitute an original hereof.

19.
TRUTH-IN-LEASING STATEMENT

UNDER 14 C.F.R. § 91.23
.

THE

AIRCRAFT

LISTED

ON

EXHIBIT

B

ATTACHED

HERETO

HA
S   BEEN
MAINTAINED

AND

INSPECTED

UNDER

FAR

PART

91

DURING

THE

12

MONTH
PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE AIRCRAFT IS LESS
THAN

12

MONTHS

OLD,

SINCE

NEW.

__________,

CERTIFIES

THAT

THE

AIRCRAFT
LISTED

ON

EXHIBIT

B

ATTACHED

HERET
O

IS

COMPLIANT

WITH

APPLICABLE
MAINTENANCE

AND

INSPECTION

REQUIREMENTS

OF

FAR

PART

91

FOR

THE

Exhibit 10.2

OPERATIONS

TO BE CONDUCTED UNDER THIS AGREEMENT.

THE

AIRCRAFT

LISTED

ON

EXHIBIT

B

ATTACHED

HERETO

WILL

BE
MAINTAINED

AND

INSPECTED

UNDER

FAR

PART

91

FOR

OPERATIONS

TO

BE
CONDUCTED UNDER THIS AGREEMENT.

DURING THE

DURATION

OF THIS

AGREEMENT,

__________, IS

CONSIDERED
RESPONSIBLE

FOR

OPERATIONAL

CONTROL

OF

THE

AIRCRAFT

LISTED

ON
EXHIBIT B ATTACHED

HERETO UNDER THIS AGREEMENT.

AN EXPLANATION

OF FACTORS BEARING ON OPERATIONAL

CONTROL AND
PERTINENT

FEDERAL

AVIATION

REGULATIONS

CAN

BE

OBTAINED

FROM

THE
RESPONSIBLE FAA FLIGHT STANDARDS

DISTRICT OFFICE.

THE

“INSTRUCTIONS

FOR

COMPLIANCE

WITH

TRUTH

IN

LEASING
REQUIREMENTS” ATTACHED

HERETO IN

EXHIBIT A ARE

INCORPORATED

HEREIN
BY REFERENCE.

THE

UNDERSIGNED,

AS

A

DULY

AUTHORIZED

OFFICER

OF

__________,
CERTIFIES

THAT

IT

IS

RESPONSIBLE

FOR

OPERATIONAL

CONTROL

OF

THE
AIRCRAFT LISTED

ON EXHIBIT

B ATTACHED

HERETO AND THAT IT UNDERSTANDS
ITS RESPONSIBILITIES

FOR COMPLIANCE

WITH APPLICABLE

FEDERAL AVIATION
REGULATIONS.

[SIGNATURE

BLOCK IS ON THE FOLLOWING PAGE]

Exhibit 10.2

IN

WITNESS

WHEREOF
,

the

parties

have

executed

this

Agreement,

intending

to

be
legally bound.

(LESSOR)

By : ____________________________

Name:   __________________________
Title:

____________________________

Date: _________________

Address:

Phone: _________________
Facsimile: ______________
Email: _________________

(LESSEE)

______________________________

Date: _________________

Address:

Exhibit 10.2

EXHIBIT A

INSTRUCTIONS FOR COMPLIANCE

WITH “TRUTH IN LEASING” REQUIREMENTS

1.   Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. §
91.23 requires that the copy be sent within twenty-four hours after it is signed):

Federal Aviation Administration
Aircraft Registration Branch
ATTN:

Technical Section
P.O.

Box 25724
Oklahoma City, Oklahoma 73125

2.
Telephone or fax the nearest Flight Standards District Office at least forty
-
eight hours prior to the first flight under this lease.

3.   Carry a copy of the lease in the aircraft at all times.